UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, the Board of Directors (“Board”) of Owens Corning (the “Company”) expanded its number of directors on the Board by one and elected Eduardo Cordeiro as a director of the Company, both effective on September 20, 2019 (the “Effective Date”). Mr. Cordeiro will join the Compensation and Finance Committees of the Board as of the Effective Date.

Mr. Cordeiro served as Executive Vice President, Chief Financial Officer and President, Americas for Cabot Corporation, a global specialty chemicals and performance materials company, until 2018. His twenty-year tenure at Cabot Corporation included a variety of corporate, business and executive management roles, including Vice President of Corporate Strategy and General Manager of its Fumed Metal Oxides and Supermetals businesses. Before his career at Cabot, Mr. Cordeiro was a consultant with The Boston Consulting Group and a founding partner of The Economics Resource Group. He also has served on the Board of Directors of FMC Corporation, a global agricultural sciences company, since 2011. Mr. Cordeiro has been Chair of FMC Corporation’s Audit Committee since 2014.

There is no arrangement or understanding between Mr. Cordeiro and any other person pursuant to which Mr. Cordeiro was selected as a director. For his service as a non-employee member of the Board, beginning as of the Effective Date, Mr. Cordeiro will participate in the standard director compensation arrangements currently in effect for non-management directors. The arrangements currently in effect are described under the heading “2019 Non-Management Director Compensation” in the Company’s proxy statement delivered in connection with its 2019 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on March 14, 2019. There are no related person transactions involving Mr. Cordeiro that are reportable under Item 404(a) of Regulation S-K.

The Company also issued a news release regarding the election of Mr. Cordeiro to the Board, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	News Release, dated September 20, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

September 20, 2019	By:	/s/ Ava Harter
Ava Harter
Senior Vice President, General Counsel and Secretary